                        INFORMATION STATEMENT PURSUANT TO
                              SECTION 14(c) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                               (Amendment No. __)

Check the appropriate box:

|_|      Preliminary Information Statement.

|_| Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2).

|X|      Definitive Information Statement.


                           Sonic Jet Performance, Inc.
         --------------------------------------------------------------
                (Name of Registrant As Specified In Its Charter)


Payment of Filing Fee (check the appropriate box):

|X|      No fee required.

|_|      Fee computed on table below per Exchange Act rules 14c-5(g) and 0-11:

         (1) Title of each class of securities to which transaction applies: N/A

         (2)      Aggregate number of securities to which transaction applied:
                  N/A

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): N/A

         (4)      Proposed maximum aggregate value of transaction:  N/A

         (5)      Total fee paid:  None

|_|      Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1)      Amount Previously Paid:  N/A

         (2)      Form, Schedule or Registration Statement No.:  N/A

         (3)      Filing Party:  N/A

         (4)      Date Filed:  N/A

                           SONIC JET PERFORMANCE, INC.
                               15662 Commerce Lane
                       Huntington Beach, California 92649



                                  June 30, 2000



Dear Shareholder:

         You are cordially invited to attend the Annual Meeting of Shareholders of Sonic Jet Performance, Inc. scheduled for Friday, July 21, 2000, at the Hotel Huntington Beach, 7767 Center Avenue, Huntington Beach, California, 92647, at 10:00 a.m. PDT.

         Please review the enclosed Notice of Meeting and Information Statement, which describe the matters to be acted upon at the meeting. No proxies are being solicited for this meeting as two parties controlling over 77% of the votes have indicated that they will vote their shares in favor of the persons nominated to be directors, the proposed by-law amendment, the 2000 Stock Plan and the appointment of accountants.

         Thank you for your continued support.

                                           Sincerely,


                                           /S/ Alan L. Weaver
                                           ---------------
                                           Alan L. Weaver
                                           President and Chief Executive Officer

                           SONIC JET PERFORMANCE, INC.

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                         Date:      Friday, July 21, 2000
                         Time:      10:00 a.m. PDT
                                    Hotel Huntington Beach
                                    7667 Center Avenue
                        Place:      Huntington Beach, California 92647


Matters to be voted on:

o        Amendment to our by-laws to reduce the number of directors to three.

o        Election of three directors for one year terms.

o        Approval of 2000 Stock Plan.

o Ratification of the appointment of Singer Lewak Greenbaum & Goldstein LLP as independent auditors for 2000.

         You have the right to receive this notice and vote at the Annual Meeting if you were a shareholder of record at the close of business on the date of this notice.

                                           /S/ Alan Weaver
                                           ---------------
                                           Alan Weaver
                                           President and Chief Executive Officer

June 30, 2000

                           SONIC JET PERFORMANCE, INC.

                           2000 INFORMATION STATEMENT

                                TABLE OF CONTENTS


General Information............................................................1

Voting   ......................................................................1

Amendment of By-Laws to Reduce the Number of Directors to Three
   (Proposal No. 1)............................................................2

Election of Directors (Proposal No. 2).........................................3

         Information About the Nominees........................................3

         The Board of Directors................................................4

Security Ownership.............................................................5

Executive Compensation.........................................................7

         Board of Directors Report.............................................8

         Executive Compensation Tables.........................................9

Certain Transactions..........................................................11

Section 16(a) Beneficial Ownership Reporting Compliance.......................12

Approval of 2000 Stock Plan (Proposal No. 3)..................................12

Independent Auditors (Proposal No. 4).........................................15

Other Business................................................................16


Appendix A   -   2000 Stock Plan..............................................17



   Copies of this information statement and our Annual Report to Shareholders, which includes its Annual Report on Form 10-KSB, are available to shareholders at no charge upon request directed to:

                           Sonic Jet Performance, Inc.
                               Corporate Relations
                               15622 Commerce Lane
                       Huntington Beach, California 92649
                             Telephone: 714-895-0944
                           Internet: www.sonicjet.com
                             Facsimile: 714-895-7139

                               GENERAL INFORMATION


INFORMATION STATEMENT

         Management of Sonic Jet Performance, Inc. ("SJPI") is providing this information statement to inform you about things to be voted on at the annual meeting of our shareholders scheduled for July 21, 2000. The matters to be voted upon are the following: amendment of by-laws to reduce the number of directors to three; election of three directors for one-year terms; ratification of the appointment of Singer Lewak Greenbaum & Goldstein LLP as independent auditors for 2000; and any other business that may properly come before the meeting. We are not soliciting proxies as two parties holding voting control of, in the aggregate, over 77% of the votes entitled to be cast at the meeting have indicated that they will vote in favor of the above three proposals.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

COSTS OF INFORMATION STATEMENT

         We will pay the cost preparing and sending out this information statement. It will be sent to most shareholders via regular mail. A few will receive it by personal delivery or facsimile.


                                     VOTING


SHAREHOLDERS ENTITLED TO VOTE

         Holders of record of common stock at the close of business on the date of mailing of this information statement will be entitled to vote at the Annual Meeting. As of this date, approximately 13,022,267 shares of common stock were issued and outstanding. Each shareholder is entitled to one vote for each share of common stock held by such shareholder.

CUMULATIVE VOTING FOR DIRECTORS

         In the election of directors, shareholders are entitled to cumulate their votes for candidates whose names have been placed in nomination prior to the voting, if a shareholder has given notice at the Annual Meeting prior to the voting of his or her intention to cumulate votes. Cumulative voting entitles every shareholder who is otherwise entitled to vote at an election of directors to cumulate its votes, that is, to give any one candidate a number of votes equal to the number of directors to be elected, multiplied by the number of votes to which the shareholder's shares are normally entitled, or to distribute those cumulated votes on the same principle among as many candidates as a shareholder thinks fit. If any one shareholder gives notice of the intention to cumulate votes, all shareholders may cumulate their votes for candidates. On all matters other than election of directors, each share has one vote.

QUORUM AND VOTE NECESSARY TO ADOPT PROPOSALS

         In order to transact business at the Annual Meeting, a quorum consisting of a majority of all outstanding shares entitled to vote must be present. Once a share is represented for any purpose at the Annual Meeting, it will be deemed present for quorum purposes for the entirety of the meeting.

         The affirmative vote of an absolute majority of the votes entitled to be cast at the Annual Meeting is required for the approval of Proposal No. 1.

         The affirmative vote of at least a plurality of the aggregate number of votes represented at the Annual Meeting in person or by proxy is required to elect directors. That means that the three individuals receiving the largest number of votes cast will be elected as directors, whether or not they receive a majority of the votes cast.

         The affirmative vote of a majority of the votes entitled to be cast which are represented at the Annual Meeting is required for approval of Proposal No. 3 and any matters that are presented at the meeting.


                              AMENDMENT OF BY-LAWS
                   TO REDUCE THE NUMBER OF DIRECTORS TO THREE
                                (Proposal No. 1)


         Sheikh Mohammed Al Rashid (hereafter, the "Sheikh Mohammed"), holder of 2,600,000 shares (approximately 19.97%) of SJPI's outstanding common stock, and Encore Capital Management, LLC ("Encore"), which holds an irrevocable proxy to vote 7,439,307 shares (approximately 57.13%) of SJPI's outstanding common stock, propose that Article III, Section 2, of our by-laws be amended in its entirety to read as follows:

                  "Section 2. Number, Qualifications and Tenure. The number of directors of the corporation shall be fixed from time to time by the SHAREHOLDERS OR THE board of directors, within a range of no less than one or more than five, AND, UNTIL OTHERWISE CHANGED, SHALL BE FIXED AT THREE COMMENCING IMMEDIATELY AFTER THE APPROVAL OF THIS SECTION 2 AT THE ANNUAL MEETING IN 2000. A director shall be a natural person who is eighteen years of age or older. A director need not be a resident of Colorado or a shareholder of the corporation.

                  Directors shall be elected at each annual meeting of shareholders. Each director shall hold office until the next annual meeting of shareholders following his election and thereafter until his successor shall have been elected and qualified. Directors shall be removed in the manner provided by the Colorado Business Corporation Act."

         The purposes of the amendment are (1) to make it clear that the shareholders have the power to change the size of the board of directors from time to time, and (2) to reduce the size of the board to three in response to the requirements of investors who have brought new financing to SJPI.

REQUIRED VOTE/RECOMMENDATION

         A majority of the votes entitled to be cast is required to approve the amendment. As a current director, Sheikh Mohammed recommends approval of the amendment. No other existing members of the Board have made recommendations. The shareholders who have made this Proposal control sufficient votes to cause this Proposal to be approved.


                              ELECTION OF DIRECTORS
                                (Proposal No. 2)


         Assuming the passage of Proposal No. 1 above, the number of directors to be elected at the Annual Meeting is three. All nominees have been nominated for one-year terms ending at the annual meeting in 2001.

         Management is informed that Sheikh Mohammed, holder of 2,600,000 shares, intends to nominate and vote for the persons named below. Management is further informed that Encore, which holds a proxy to vote 7,439,307 shares, also intends to vote for such persons. Thus, the nominees will be elected whether or not any other shareholder chooses to exercise his cumulative voting rights. Although the management of SJPI has no reason to believe that any of the nominees will be unable to serve, if such situation should arise prior to the meeting, replacement(s) will be named.

         Information regarding each nominee, including principal occupation during the past five years and other directorships, is provided on the succeeding pages.

INFORMATION ABOUT THE NOMINEES

         NEIL T. CHAU (age 43). For more than five years, Mr. Chau has been involved in the private investment business. He is currently Managing Member and Chief Investment Officer of Encore Capital Management, L.L.C. Mr. Chau was managing Director of Genesee Advisers Inc. handling the private placement investments activities. His responsibilities included covering all aspects of private placement investments, including screening transactions, conducting fundamental analysis on prospective investment opportunities, and negotiating the terms of the investments. From 1989 to 1995, Mr. Chau served as Senior Manager and First Vice President of Yasuda Trust with responsibilities for directing all corporate finance activities and managing over $3.7 billion in loans and commitments to corporate clients. Between 1984 and 1989, Mr. Chau was with the Irving Trust Company as Vice President-Manager and was responsible for sourcing, negotiating, and closing large international financings covering all major emerging markets. Prior thereto, he worked with the American Express Bank Ltd. where he was responsible for marketing and structuring large trades and project financing transactions using both private and government risk mitigating tools. Mr. Chau has served as a director of the Proton Opportunity Fund Ltd. and the JNC Opportunity Fund Ltd. since their inception in 1996, and as a director of the Proton Strategic Fund Ltd. and the JNC Strategic Fund Ltd. since their inception in 1998. In addition, Mr. Chau has served as a manager of the Encore Opportunity Fund LLC since its inception in 1997 and as a Manager of the Encore Strategic Fund LLC since its inception in 1998. Mr. Chau holds a Bachelor of Science degree with distinction from George Mason University and earned his M.B.A. in International Corporate Finance in February 1979 from New York University's Stern Graduate Business School.

         SHEIKH MOHAMMED AL RASHID (age 54). For more than five years Sheikh Mohammed has been an independent businessman, with investments and operations in a wide range of industries, including the real estate, commercial trading, cement and light industries. Sheikh Mohammed is a member of the Board of Directors of Bin Sulaiman Company. He was educated in Saudi Arabia, Egypt and England.

         ALAN WEAVER (age 56). Mr. Weaver has been the President and Chief Executive Officer of SPJI since February 2000. From 1990 to 1999, Mr. Weaver served as President of InCirT Technology, Inc. There he was responsible for the company's contract services business, which supported high technology customers with specialized outsourcing services. His responsibilities were for operations, sales and marketing, as well as financial functions. Also during the 1990 to 1995 period, Mr. Weaver was Senior Vice President of The Cerplex Group, a Southern California-based computer services corporation, supporting the high technology services and logistics support of major corporations. Earlier in his career, he held senior management positions with Digital Equipment, Northern Telecom and AT&T. Mr. Weaver holds a Bachelor of Science degree (1969) and an M.B.A. (1971) from Oklahoma City University.

THE BOARD OF DIRECTORS

         COMPOSITION OF THE PRESENT BOARD OF DIRECTORS

         SJPI is governed by a board of directors that meets throughout the year. There are no standing committees. All matters (including election of officers, executive compensation and selection of auditors) are approved by the board acting as a committee of the whole. Our by-laws call for a board of directors consisting of from one to five members. The board presently consists of five members and only Sheikh Mohammed Al Rashid is being nominated for re-election. (See Proposal No. 1 wherein the size of the board is to be reduced to three.)

         The names, background and periods of service of the present directors are as follows:

         HRATCH KHEDESIAN (age 33). Mr. Khedesian has been a director since July 1998 and from July 1998 to present, Mr. Khedesian has been Chairman of SJPI. From 1987 to July 1998 he worked for Mardikian Design and its successor, Laser Jet Performance, in product design and production engineering. He has had on the job training in production engineering, new product development, purchasing, management and training, accounting, human resources, CAD-CAM Design, and Computer Numeric Control Programming. He studied at UCLA and at Goldenwest College in finance and business. He is the nephew of Albert Mardikian, cousin of Alex Mardikian and brother of Vatche Khedesian.

         SHEIKH MOHAMMED AL RASHID (age 54). Background information about Sheikh Mohammed Al Rashid is set forth above under "Information About the Nominees."

         ALEX MARDIKIAN (age 28). Mr. Mardikian has been a director of SJPI since July 1998. He was also President of SJPI in 1998 and 1999. From 1997 to June 1998, he worked for Sonic Marketing International. From 1995 to 1997 he was a regional service manager in the Western Utility Division with Schlumberger Industries. From 1993 to 1995 he was an Inventory Operations Manager for Lynn Vick Products, a watercraft products supplier. He received an AS in Water Technology from Mount San Antonio College in 1993. He is the son of Albert Mardikian and cousin of Hratch Khedesian and Vatche Khedesian.

         VATCHE KHEDESIAN (age 27). Mr. Khedesian has been a director of SJPI since July 1998. He became employed by Sonic Jet Performance, LLC in January 1998 as a business organization planner. He was operations manager for MB2 West from 1996 to 1998. From 1993 to 1995 he was a warehouse manager for Akari Gemini. In 1996 he worked as a Financial Marketing Consultant at Merrill Lynch. He obtained a BA from the University of California at Santa Barbara in 1997, with a major in Marketing and Finance. He is a nephew of Albert Mardikian, cousin of Alex Mardikian and brother of Hratch Khedesian.

         GEORGE TAFYE (Age 46). Mr. Tafye has been a director of SJPI since July 1998. From 1994 to 1998, he was Head Mechanist for Laser Jet Performance Incorporated. He is a brother-in-law of Albert Mardikian.

         ATTENDANCE AT MEETINGS

         During 1999, the board of directors held no meetings and acted pursuant to five actions by written consent without a meeting.

         COMPENSATION OF DIRECTORS

         We pay no director compensation and have no retirement plan for directors.


                               SECURITY OWNERSHIP


SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS, DIRECTORS AND EXECUTIVE
OFFICERS

         COMMON STOCK. The following tables set forth, as of June 20, 2000, the ownership of our common stock by

         o each existing, and nominee for, director and named executive officer of the company,

         o all executive officers and directors of the company as a group, and

         o all persons known by us to beneficially own more than 5% of our common stock.

         DIRECTORS AND OFFICERS TABLE


         Directors, Nominees                                       Amount and Nature of           Percent of
         or Executive Officers                                    Beneficial Ownership(1)     Stock Outstanding
         ---------------------                                    -----------------------     -----------------
         Alan Weaver(2) (President/CEO)                                       -0-                     *
         Madhava Rao Mankal (CFO)                                           3,333(5)                  *
         Harry Yamada (Vice President, Operations)                            -0-                     *
         Vatche Khedesian(3) (Secretary)                                   17,666(5)                  *
         Thomas French (Sales Manager)                                      3,333(5)                  *
         Daniel Medina (Production Manager)                                 3,333(5)                  *
         Hratch Khedesian(3)                                               26,000(5)                  *
         Alex Mardikian(3)                                                 31,000                     *
         George Tafye(3)                                                    1,000                     *
         Sheikh Mohammed Al Rashid(2)(3)                                2,600,000                  19.90%
         Neil T. Chau(2)(4)                                             7,439,307(4)               56.94%(4)
         Directors and Executive Officers as a group                   10,125,572                  77.41%

         *        Less than one percent
         (1)      Each person has sole voting and investment power.
         (2)      Nominee for director.
         (3)      Current director.
         (4) Mr. Chau is Managing Member and Chief Investment Officer of Encore Capital Management, LLC. Encore holds a proxy to vote 7,439,307 shares owned by Sonic Jet Performance, LLC and Albert Mardikian. See "More than 5% Ownership Tables" below.
         (5) Each of these persons owns 1,000 shares plus the right to acquire the balance listed pursuant to presently exercisable options at an exercise price of $0.80 per share.

         MORE THAN 5% OWNERSHIP TABLES

                  COMMON STOCK TABLE

                                                                Amount and Nature of
         Name and Address of Beneficial Owner                  Beneficial Ownership(1)        Percent of Class
         ------------------------------------                  -----------------------        ----------------
         Sonic Jet Performance, LLC
         15662 Commerce Lane
         Huntington Beach, California 92649                            7,147,040(2)             54.70%

         Albert Mardikian
         15662 Commerce Lane
         Huntington Beach, California 92649                              292,267(2)              2.24%

         Sheikh Mohammed Al Rashid
         P.O. Box 5490
         Jeddah, 2422
         Kingdom of Saudi Arabia                                       2,600,000                19.90%

(1) Unless otherwise stated below, each such person has sole voting and investment power with respect to all such shares. Under Rule 13d-3(d), shares not outstanding which are subject to options, warrants, rights or conversion privileges exercisable within 60 days are deemed outstanding for the purpose of calculating the number and percentage owned by such person, but are not deemed outstanding for the purpose of calculating the percentage owned by each other person listed.

(2) Mr. Mardikian has voting control of Sonic Jet Performance, LLC, and has granted an irrevocable proxy to Encore Capital Management, LLC covering all shares over which he has voting power.

         PREFERRED STOCK TABLE. The following table sets forth information regarding the beneficial ownership of our voting preferred stock as of the date of this prospectus:

                                            Name and Address                          Number of Shares     Percent
         Class                              of Beneficial Owner                      Beneficially Owned    of Class
         -----                              -------------------                      ------------------    --------

         Series A Convertible Preferred     JNC Strategic Fund, Ltd.                     1600 (1)            100%
                                            c/o Encore Capital Management, LLC
                                            12007 Sunrise Valley Drive
                                            Suite 460
                                            Reston, Virginia 20191

(1) Convertible into 2,442,351 whole shares on the record date for the Annual Meeting.


                             EXECUTIVE COMPENSATION


EXECUTIVE OFFICERS

         The following table contains the title and name of each executive officer of SJPI:

         TITLE                           NAME                      SERVED SINCE
         -----                           ----                      ------------
         Chairman                        Hratch Khedesian          July 1998
         President/CEO                   Alan Weaver               February 2000
         Chief Financial Officer         Madhava Rao Mankal        May 1999
         Secretary                       Vatche Khedesian          July 1998
         Vice President, Operations      Harry Yamada              June 1999

         HRATCH KHEDESIAN, age 33. See background information above under "Compensation of the Present Board of Directors."

         ALAN WEAVER, age 54. See background information above under "Election of Directors -- Information About the Nominees."

         MADHAVA RAO MANKAL, age 49. Mr. Mankal has served as Chief Financial Officer of SJPI since May 1999. Prior to that, he served as Controller of American Power Products, Inc. from July 1997 to May 1999, and manager at American Power Products, Inc. from September 1994 to July 1997. He has international experience in various manufacturing industries as Controller for over 20 years including Financial Advisor, New Halfa Agricultural Corporation, Government of Sudan (Rehabilitation Project Management Unit, World Bank). He has Bachelors degree in Commerce, Certificate from Institute of Chartered Accountants of India, Certificate from Institute of Cost Accountants of India.

         HARRY YAMADA, age 58. Mr. Yamada joined SJPI in June 2000 as Vice President of Operations. He previously was the Vice President of Christie Automotive Products from 1997 to May 2000. He had extensive experience in manufacturing operations with a strong background in systems implementations for high and low volume manufacturing companies. He was Director of Manufacturing at Printrak International from 1989 to 1997. Prior to that he held positions at Trilog, Inc., Newport Laboratories and Parker Hannifin Corporation spanning over his 20 years of experience. He has an AA degree from Orange Coast College which he received in 1977.

         VATCHE KHEDESIAN, age 27. See background information above under "Composition of the Present Board of Directors."

BOARD OF DIRECTORS REPORT

         RESPONSIBILITIES OF THE BOARD

         The board is responsible for developing and administering the compensation policies and practices for SJPI and determining the compensation for the Chief Executive Officer and approving or ratifying the compensation of the other executive officers as recommended by the Chief Executive Officer.

         COMPENSATION PHILOSOPHY AND GUIDING PRINCIPLES

         Our executive compensation policies and practices are designed to provide a competitive compensation program that effectively aligns executive compensation with our mission, business strategy, and values. The board believes that implementing these policies and practices will allow us to attract, motivate, retain, and reward key executives who have the skills, experience and talents required to promote our short- and long-term performance and growth.

         The executive compensation program is based on the following pay-for-performance guiding principles:

         o attract, retain, reward and motivate highly talented employees;

         o provide incentives for achieving specific corporate earnings and return goals, as well as market-related goals necessary to build shareholder value over time; and

         o align the interests of executives with the interests of our shareholders by basing a significant portion of compensation upon the company's performance.

         To achieve these objectives, our compensation philosophy and programs:

         o reward executives based on the achievement of financial and other performance measures; and

         o encourage significant employee ownership of the company's common stock.

         The board considers each of these principles as it administers and implements the program.

         COMPENSATION COMPONENTS

         SJPI compensation programs reflect its commitment to fostering a "pay for performance" culture by aligning the interests of employees with those of the shareholders. The basic elements of SJPI's executive compensation packages are competitive base salary, cash bonuses, and long-term incentives.

EXECUTIVE COMPENSATION TABLES

         The following table sets forth the compensation for 1999 for the persons who held the titles of President or Chief Executive Officer, and the only senior executive who earned in excess of $100,000 in 1999.

                                          Annual Compensation                        Long Term Compensation
                            ------------------------------------------------ ----------------------------------------
                                                                                     Awards
                                                                             --------------------------
                                                                              Restricted   Securities
Name and                                                     Other Annual        Stock     Underlying    All Other
Principal Position              Year    Salary     Bonus     Compensation       Awards      Options     Compensation
------------------              ----    ------     -----     ------------       ------      -------     ------------
Alex Mardikian                  1999   $ 21,819    $         $                                          $    15,000
   President                    1998     20,618

Patricia Rice,                  1999     10,350
   Chief Executive Officer      1998         --

Albert Mardikian                1999    107,500
   Design Director              1998

EMPLOYMENT AGREEMENTS

         On February 15, 2000, SJPI entered into a three year employment agreement with Alan L. Weaver wherein Mr. Weaver was employed to be the President, Chief Executive Officer and a director of the company. Mr. Weaver's base salary for the first year will be $150,000, $175,000 for the second year and $200,000 for the third year. In addition, he will be entitled to the following override payments: (i) one-half of one percent of gross sales of SJPI for each calendar month of the employment period and (ii) one percent of the net profits of the company (including all subsidiaries), if any, for each calendar month of the employment period. Each of the forms of override compensation is payable on a monthly basis. In addition, Mr. Weaver is entitled to standard health and life insurance coverage, to indemnification as an officer or director to the maximum extent permitted by law, and to be covered by a directors and officers liability insurance policy paid for by the company. Pursuant to the employment agreement, Mr. Weaver was also granted options to purchase SPJI common stock as follows: (a) 150,000 shares at an exercise price of $2.00 per share, fully vested and exercisable on the first anniversary date of the commencement of the employment agreement; (b) 150,000 shares at an exercise price of $3.00 per share, fully vested and exercisable on the second anniversary date of the commencement of the employment agreement; and (c) 150,000 shares at an exercise price of $4.00 per share, fully vested and exercisable on the third anniversary date of the commencement of the employment agreement. After the company has shown profits for a full calendar quarter, Mr. Weaver is entitled to an automobile allowance of $800 per month. If Mr. Weaver's employment is terminated by the company without cause prior to the expiration of the agreement, he is entitled to continue to receive his base salary and override compensation as if employed through the end of the term of the agreement, medical and dental coverage, and continued vesting and rights to purchase stock covered by his stock options. He has no duty to seek other employment while receiving these payments. Mr. Weaver's employment may be terminated for cause, without further obligation of the company to him, for misappropriation, certain criminal activity, or a material breach of the employment agreement.

         On June 19, 2000, SJPI entered into a three year employment agreement with Harry Yamada pursuant to which Mr. Yamada will serve as Vice President, Operations, for the company. Mr. Yamada's base salary will be $89,250 for the first year, $93,750 for the second year and $98,400 for the third year. He is to receive a bonus based upon the to-be-agreed-upon objectives of cost savings and performance. In addition, Mr. Yamada is entitled to standard health and life insurance, and the following grant of stock options: (i) options to purchase 33,333 shares of common stock at an exercise price of $1.00 per share, fully vested and exercisable on the first anniversary date of the commencement of the employment agreement; (ii) options to purchase 33,333 shares of common stock at an exercise price of $1.00 per share, fully vested and exercisable on the second anniversary date of the commencement of employment agreement, and (iii) 33,334 shares of common stock at an exercise price of $1.00 per share, fully vested and exercisable on the third anniversary date of the commencement of the employment agreement. If Mr. Yamada is terminated without cause prior to the third anniversary, he will be entitled to continue to receive his base salary, health coverage and he will also be entitled to continued vesting and rights to purchase stock pursuant to this stock options. Mr. Yamada's employment may be terminated for cause, without further obligation of the company to him, for misappropriation, certain criminal activity, or a material breach of the employment agreement.

         Albert Mardikian is employed by the Company as its Design Director. He also holds the title Chairman/Chief Executive Officer of International Operations. During 1999, he was paid a total of $107,500. In November 1999, his employment agreement was amended to provide that he would be paid not more than $5,000 per month between November 24, 1999 and March 31, 2000 and not more than $140,000 per annum thereafter.

                              CERTAIN TRANSACTIONS


         LEASE. The Company has entered into a lease for its principal office facilities in Huntington Beach, California, with MGS Grand Sport, Inc. Albert Mardikian is a shareholder of MGS Grand Sport, Inc. and he is also a principal shareholder and executive officer of SJPI. SJPI paid $78,500 in lease payments to MGS Grand Sport, Inc. in 1999.

         CONVERTIBLE LOAN. In November 1999, SJPI entered into a loan agreement with JNC Strategic Fund, Ltd., the holder of all of SJPI's outstanding Series A Convertible Preferred Stock. The agreement permits SJPI to borrow up to $1,250,000 at 12% per annum and is payable quarterly. The loan matures in August 2000 and is secured by all of the Company's assets. The outstanding principal and unpaid interest are convertible into common stock of SJPI at any time after 90 days from the date of the note at 70% of the average of the five lowest per share prices during the 15 trading days prior to the conversion date. As of December 31, 1999, the Company had borrowed $635,294, which borrowings had increased to $665,294, as of June 30, 2000. In connection with the execution of this note, SJPI issued warrants to purchase 1,250,000 shares of its common stock at an exercise price of $2.49 per share. The warrant was effective immediately and expires on November 24, 2004. For additional accounting information about this transaction, see footnote 5 to the Company's financial statements.

         SUBORDINATED NOTE. SJPI has a note payable in the amount of $600,000 to Sheikh Mohammed, bearing interest at ten percent per annum, which is subordinated to the convertible noteholders' interest described in the previous paragraph. In an agreement dated November 24, 1999, between SJPI, Sheikh Mohammed, and JNC Strategic Fund, Ltd. (the "convertible noteholder"), the parties agreed to the following: (i) all accrued interest as of November 24, 1999 on the subordinated note is to be converted into common stock at a conversion price of 120% of the average stock price for the five days prior to November 1, 1999 and interest is permitted to accrue thereafter at the above rate; and (ii) On March 1, 2000, the principal amount of the subordinated loan, together with any further accrued interest, was to be, under certain conditions, converted into shares of common stock at 120% of the average stock price for the five days prior to November 1, 1999. No conversions pursuant to clauses (i) or
(ii) have occurred to date.

         MARDIKIAN SETTLEMENT. In August 1998, SJPI assumed a royalty agreement with its Design Director, Albert Mardikian. On November 29, 1999, the royalty agreement was cancelled by payment of common stock to Mr. Mardikian and replaced by a licensing agreement. The licensing agreement provides for license fees (i) in the amount of $2,000 per month to be paid between November 24, 1999 and March 31, 2000 and (ii) in amounts equal to four percent of the Company's sales, or five percent of the Company's sales if its profit margin exceeds 30%, to be paid thereafter until November 2003. As part of the arrangement in November 1999, Mr. Mardikian received 242,267 shares of the Company's common stock as full and final settlement of his prior licensing rights and delinquent royalties and 50,000 shares of common stock for delinquent salary. The value of such common stock received in the settlement aggregated $655,583.

         CHINESE JOINT VENTURE. SJPI has entered into a joint venture agreement with Dalian Sonic Jet, Ltd. to form Dalian Sonic Jet Performance Co., Ltd. in China. The purpose of the joint venture is design, manufacture and selling of watercraft jet products. SJPI owns 45% interest in the joint venture and is committed to invest $1,000,000 in the form of molds, tooling and know-how. At the end of 1999, our joint venture partner, Dalian Sonic Jet, Ltd. was indebted to the Company in the amount of $354,584.

         MISCELLANEOUS. At the end of 1999, Sonic Marketing International, LLC, a company owned by Albert Mardikian and Majed Al Rashid (son of Sheikh Mohammed) was indebted to the Company in the amount of $35,172. At the end of 1999, Majed Al Rashid (son of Sheikh Mohammed) was personally indebted to SJPI in the amount of $40,512.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16 of the Securities Exchange Act of 1934, as amended, requires officers, directors and more than ten percent shareholders to report their holdings and transactions in SJPI's equity securities to the Securities and Exchange Commission on a timely basis. All of our officers, directors and more than ten percent shareholders were delinquent in all required filings in 1998 and 1999. Such filings are expected to be brought current shortly.


                           APPROVAL OF 2000 STOCK PLAN
                                (Proposal No. 3)


DESCRIPTION OF STOCK OPTION PLAN

         GENERAL. Subject to shareholder approval at this meeting, the Board of Directors has adopted the 2000 Stock Plan for Sonic Jet Performance, Inc. (the "Plan"). The Plan gives the Board the ability to provide incentives through the issuance of stock awards, the sale of stock and stock options ("Grants"). Present and future employees of the Company and any of its Subsidiaries, outside directors, and certain independent contractors are eligible to receive Grants under the Plan.

         The Board has reserved 2,000,000 shares of common stock, plus any shares of common stock that represent awards granted that are forfeited, expire or are cancelled, for issuance under the Plan. If a Grant expires or terminates unexercised or is forfeited, or if any shares are surrendered to the Company in connection with a Grant, the shares subject to such Grant and the surrendered shares will be available for further Grants under the Plan. The number of shares subject to the Plan (and the number of shares and terms of any Grant) may be adjusted in the event of any change in the outstanding common stock of the Company by reason of any stock dividend, spin-off, split-up, reverse stock split, recapitalization, reclassification, merger, consolidation, exchange of shares or similar transaction.

         No more than 300,000 of the authorized shares may be allocated to Grants to any individual participant during any year.

         ADMINISTRATION. Pursuant to the Plan, the Board is authorized to establish a committee or committees to administer the Plan. Each committee has a minimum of two members. As necessary, committee members must meet the standards of independence necessary to be classified as an "outside director" for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code") and a non-employee director for purposes of Rule 16b-3 under the Securities Exchange Act of 1934, as amended. The applicable committee will have authority to determine the terms of the Grants.

         STOCK OPTIONS. The Plan authorizes the grant of Incentive Stock Options and Nonqualified Stock Options. Incentive Stock Options are stock options that satisfy the requirements of Section 422 of the Code. Nonqualified Stock Options are options that do not satisfy the requirements of Section 422 of the Code. Options granted under the Plan entitle the grantee, upon exercise, to purchase a specified number of shares from the Company at a specified exercise price per share. The applicable committee determines the period of time during which an option may be exercised, as well as any vesting schedule, except that no option may be exercised more than ten years after the date of grant. The exercise price for shares of common stock covered by an option cannot be less than 100% of the fair market value of the common stock on the date of grant for Incentive Stock Options and not less than 85% of the fair market value for Nonqualified Stock Options.

         Outside directors may only receive Nonqualified Stock Options. At the time an outside director joins the Board, such director will automatically receive an award of Nonqualified Stock Options to purchase 3,000 shares. Thereafter, after each annual meeting, other than an annual meeting which occurs within a year of such director's joining the Board, outside directors automatically receive a grant of an additional 1,000 Nonqualified Stock Options.

         STOCK AWARDS. The Plan authorizes the making of stock awards. The applicable committee will establish the number of shares of common stock to be awarded and the terms applicable to each award, including performance restrictions, if any.

         STOCK PURCHASES. The Plan authorizes the applicable committee to grant eligible persons the right to purchase stock from the Company. The applicable committee will establish the number of shares of common stock to be purchased and the terms applicable to such purchase. The purchase price shall not be less than 100% of the fair market value of the Company's stock at the date of grant of the right to purchase.

         DURATION, AMENDMENT AND TERMINATION. The Board may suspend or terminate the Plan without shareholder approval at any time or from time to time. Unless sooner terminated, the Plan will terminate on May 1, 2010.

         The Board may also amend the Plan at any time or from time to time. No change may be made that increases the total number of shares of common stock reserved for issuance pursuant to the Plan, or reduces the minimum exercise price for options unless such change is authorized by the shareholders of the Company. A termination or amendment of the Plan will not, without the consent of the applicable participants, adversely affect a participant's rights under a Grant which he or she previously received.

         RESTRICTIONS ON TRANSFER. Except as otherwise permitted by the applicable committee and provided in the Grant, Grants may not be transferred or exercised by another person except by will or by laws of dissent and distribution.

FEDERAL INCOME TAX INFORMATION

         The following is a general summary of the current federal income tax treatment of Grants which would be authorized to be granted under the Plan, based upon the current provisions of the Code and regulations promulgated thereunder. The rules governing the tax treatment of such awards are quite technical, so the following discussion of tax consequences is necessarily general in nature and does not purport to be complete. In addition, statutory provisions are subject to change, as are their interpretations, and their application may vary in individual circumstances. Finally, this discussion does not address the tax consequences under applicable state and local law.

         INCENTIVE STOCK OPTIONS. A participant will not recognize income on the receipt or exercise of an Incentive Stock Option. However, the difference between the exercise price and fair market value of the stock on the date of exercise is an adjustment item for purposes of the alternative minimum tax. If a participant does not exercise an Incentive Stock Option within certain specified periods after termination of employment, the participant will recognize ordinary income on the exercise of an Incentive Stock Option in the same manner as on the exercise of a Nonqualified Stock Option, as described below.

         The general rule is that gain or loss from the sale or exchange of shares acquired on the exercise of an Incentive Stock Option will be treated as capital gain or loss. If certain holding period requirements are not satisfied, however, the participant generally will recognize ordinary income at the time of disposition. Gain recognized on the disposition in excess of the ordinary income resulting therefrom will be capital gain, and any loss recognized will be a capital loss.

         NONQUALIFIED STOCK OPTIONS, STOCK PURCHASES AND STOCK AWARDS. A participant generally is not required to recognize income on the grant of a Nonqualified Stock Option, a Stock Purchase right or a Stock Award. Instead, ordinary income generally is required to be recognized on the date the Nonqualified Stock Option or Stock Purchase is exercised, or in the case of Stock Awards, upon the issuance of shares pursuant to the terms of the award. In general, the amount of ordinary income required to be recognized, (a) in the case of a Nonqualified Stock Option or Stock Purchase, is an amount equal to the excess, if any, of the fair market value of the shares on the exercise date over the exercise price, and (b) in the case of Stock Awards, the fair market value of any shares received in respect thereof, plus the amount of taxes withheld from such amounts.

         GAIN OR LOSS ON SALE OR EXCHANGE OF SHARES. In general, gain or loss form the sale or exchange of shares granted or awarded under the Plan will be treated as capital gain or loss, provided that the shares are held as capital assets at the time of the sale or exchange. However, if certain holding period requirements are not satisfied at the time of a sale or exchange of shares acquired upon exercise of an Incentive Stock Option (a "disqualifying disposition"), a participant generally will be required to recognize ordinary income upon such disposition.

         DEDUCTIBILITY BY COMPANY. The Company generally is not allowed a deduction in connection with the grant or exercise of an Incentive Stock Option, if a participant is required to recognize income as a result of a disqualifying disposition, the Company will be entitled to a deduction equal to the amount of ordinary income so recognized. In general, in the case of a Nonqualified Stock Option (including an Incentive Stock Option that is treated as a Nonqualified Stock Option, as described above), and Stock Awards, the Company will be allowed a deduction in an amount equal to the amount of ordinary income recognized by a participant, provided that certain income tax reporting requirements are satisfied.

         PERFORMANCE-BASED COMPENSATION. Subject to certain exceptions, Section 162(m) of the Code disallows federal income tax deduction for compensation paid by a publicly-held corporation to certain executives to the extent the amount paid to an executive exceeds $1,000,000 for the taxable year. The Plan has been designed to allow the committee to grant Stock Options that qualify under an exception to the deduction limit of Section 162(m) for "performance-based compensation."


                              INDEPENDENT AUDITORS
                                (Proposal No. 4)


         Management has appointed the firm of Singer Lewak Greenbaum & Goldstein LLP as SJPI's independent auditors to audit the accounts of the company for 2000 and recommends ratification of the appointment by the shareholders at the Annual Meeting. One or more representatives of Singer Lewak Greenbaum & Goldstein LLP are expected to be present at the meeting where they will be given the opportunity to make a statement and will be available to respond to appropriate questions. Singer Lewak Greenbaum & Goldstein LLP served as our independent auditors for 1999.

         If the appointment of Singer Lewak Greenbaum & Goldstein LLP is not ratified by a majority of the votes entitled to be cast by stockholders represented at the meeting, or if, prior to the meeting, Singer Lewak Greenbaum & Goldstein LLP declines to act or otherwise becomes incapable of acting, or its engagement is otherwise discontinued by the board of directors at any time, then, in any such case, management will appoint other independent auditors whose employment will then be subject to ratification by shareholders at the annual meeting following such appointment.

SHAREHOLDER VOTE/RECOMMENDATION

         Ratification of the appointment of Singer Lewak Greenbaum & Goldstein LLP as independent auditors for 2000 will require the affirmative vote of a majority of the votes entitled to be cast by stockholders represented at the meeting. We understand that Sheikh Mohammed and Encore will cast sufficient votes to approve this Proposal.

         MANAGEMENT RECOMMENDS A VOTE FOR RATIFICATION OF THE APPOINTMENT OF SINGER LEWAK GREENBAUM & GOLDSTEIN LLP AS INDEPENDENT AUDITORS.

                                 OTHER BUSINESS


2000 ANNUAL MEETING

         At the date of this proxy statement, we know of no other matter to be presented for action at the meeting. However, if any other matters do properly come before the meeting, it is intended that the persons named on the accompanying proxy card will vote on such matters in accordance with their best judgment.

SHAREHOLDER PROPOSALS AND NOMINATIONS

         Shareholders may propose matters to be presented at shareholders' meetings and also may nominate directors. Shareholder proposals must conform to the standards set out by the Securities and Exchange Commission and must be received at our principal offices on or before March 30, 2001 in order to be included in the proxy materials for presentation at our annual meeting of shareholders in 2001.

ANNUAL REPORT AVAILABLE

         SHAREHOLDERS MAY OBTAIN A COPY OF OUR FORM 10-KSB FOR 1999, WITHOUT CHARGE, BY WRITING TO US AT: SONIC JET PERFORMANCE, INC., 15662 COMMERCE LANE, HUNTINGTON BEACH, CA 92649, ATTENTION: CHIEF FINANCIAL OFFICER.


                                           /S/ Alan L. Weaver
                                           ---------------
                                           Alan L. Weaver
                                           President and Chief Executive
Officer

June 30, 2000

                                   APPENDIX A



                                 2000 STOCK PLAN
                                       OF
                           SONIC JET PERFORMANCE, INC.


SECTION 1.  ESTABLISHMENT AND PURPOSE

         Subject to shareholder approval, the Plan was established on April 18, 2000, effective May 1, 2000, to offer directors and selected employees, advisors and consultants an opportunity to acquire a proprietary interest in the success of the Company, or to increase such interest, by purchasing Shares of the Company's Common Stock. The Plan provides both for the direct award or sale of Shares and for the grant of Options to purchase Shares. Options granted under the Plan may include Nonstatutory Options as well as ISOs intended to qualify under section 422 of the Code.

         The Plan is intended to comply in all respects with Rule 16b-3 (or its successor) under the Exchange Act and shall be construed accordingly.

SECTION 2.  DEFINITIONS.

         (a) "Board of Directors" shall mean the Board of Directors of the Company, as constituted from time to time.

         (b) "Code" shall mean the Internal Revenue Code of 1986, as amended.

         (c) "Committee" shall mean a committee of the Board of Directors, as described in Section 3(a).

         (d) "Company" shall mean Sonic Jet Performance, Inc., a Colorado corporation, including its Subsidiaries as they may come into existence.

         (e) "Employee" shall mean (i) any individual who is a common-law employee of the Company or of a Subsidiary, (ii) an Outside Director and (iii) an independent contractor who performs services for the Company or a Subsidiary and who is not a member of the Board of Directors. Service as an Outside Director or independent contractor shall be considered employment for all purposes of the Plan, except as provided in Subsections (a) and (b) of Section 4.

         (f) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

         (g) "Exercise Price" shall mean the amount for which one Share may be purchased upon exercise of an Option, as specified by the Committee in the applicable Stock Option Agreement.

         (h) "Fair Market Value" shall mean the market price of Stock, determined by the Committee as follows:

                  (i) If Stock was traded on a stock exchange on the date in question, then the Fair Market Value shall be equal to the closing price reported for such date by the applicable composite transactions report;

                  (ii) If Stock was traded over-the-counter on the date in question and was traded on the NASDAQ system or the NASDAQ National Market, then the Fair Market Value shall be equal to the last transaction price quoted for such date by the NASDAQ system or the NASDAQ National Market;

                  (iii) If Stock was traded over-the-counter on the date in question but was not traded on the NASDAQ system or the NASDAQ National Market, then the Fair Market Value shall be equal to the mean between the last reported representative bid and asked prices quoted for such date by the principal automated inter-dealer quotation system on which Stock is quoted or, if the Stock is not quoted on any such system, by the "Pink Sheets" published by the National Quotation Bureau, Inc.; and

                  (iv) If none of the foregoing provisions is applicable, then the Fair Market Value shall be determined by the Committee in good faith on such basis as it deems appropriate.

In all cases, the determination of Fair Market Value by the Committee shall be conclusive and binding on all persons.

         (i) "ISO" shall mean an employee incentive stock option described in section 422(b) of the Code.

         (j) "Nonstatutory Option" shall mean an employee stock option not described in sections 422(b) or 423(b) of the Code.

         (k) "Offeree" shall mean an individual to whom the Committee has been awarded, or offered the right to acquire, Shares under the Plan (other than upon exercise of an Option).

         (l) "Option" shall mean an ISO or Nonstatutory Option granted under the Plan and entitling the holder to purchase Shares.

         (m) "Optionee" shall mean an individual who holds an Option.

         (n) "Outside Director" shall mean a member of the Board of Directors who is not a common law employee of the Company or of a Subsidiary.

         (o) "Securities Act" means the Securities Act of 1933, as amended.

         (p) "Subsidiary," except as provided in the Code in connection with ISOs, means any entity that is directly or indirectly controlled by the Company or in which the Company has a significant ownership interest, as determined by the applicable Committee, and any entity that may become a direct or indirect parent of the Company.

SECTION 3.  ADMINISTRATION

         (a) PLAN ADMINISTRATION. The Plan shall be administered by the Board or a committee or committees (which term includes subcommittees) appointed by, and consisting of two or more members of, the Board ("Committee(s)"). If and so long as the Common Stock is registered under Section 12(b) or 12(g) of the Exchange Act, the Board shall consider in selecting the membership of any committee acting as plan administrator, with respect to any persons subject or likely to become subject to Section 16 of the Exchange Act, the provisions regarding (a) "outside directors" as contemplated by Section 162(m) of the Code and (b) "nonemployee directors" as contemplated by Rule 16b-3 under the Exchange Act. The Board may delegate the responsibility for administering the Plan with respect to designated classes of eligible persons to different Committees consisting of one or more members of the Board, subject to such limitations as the board deems appropriate. Committee members shall serve for such term as the Board may determine, subject to removal by the Board at any time.

         (b) ADMINISTRATION AND INTERPRETATION BY THE PLAN ADMINISTRATOR. Except for the terms and conditions explicitly set forth in the Plan, the applicable Committee shall have exclusive authority, in its discretion, to determine all matters relating to Options under the Plan, including the selection of individuals to be granted Options, the type of Options, the number of shares of Common Stock subject to an Option, all terms, conditions, restriction and limitations, if any, of an Option and the terms of any instrument that evidences the Option. The applicable Committee shall also have exclusive authority to interpret the Plan and may from time to time adopt, and change, rules and regulations of general application for the Plan's administration. The Committee's interpretation of the Plan and its rules and regulations, and all actions taken, and determinations made by, the Committee(s)in good faith pursuant to the Plan shall be conclusive and binding on all parties involved or affected. The Committee(s) may delegate administrative duties to such of the Company's officers as it so determines.

SECTION 4.  ELIGIBILITY.

         (a) GENERAL RULES. Only Employees (including, without limitation, independent contractors who are not members of the Board of Directors) shall be eligible for designation as Optionees or Offerees by the Committee. In addition, only Employees who are common law employees of the Company or a Subsidiary shall be eligible for the grant of ISOs. Employees who are Outside Directors shall only be eligible for the grant of the Nonstatutory Options described in Subsection (b) below.

         (b) OUTSIDE DIRECTORS. Any other provision of the Plan notwithstanding, the participation of Outside Directors in the Plan shall be subject to the following restrictions:

                  (i) Outside Directors shall receive no grants other than the Nonstatutory Options described in this Subsection (b).

                  (ii) Each Outside Director who first becomes a member of the Board of Directors after the effective date of the Company's registration statement under the Exchange Act shall receive a one-time grant of a Nonstatutory Option covering 3,000 Shares (subject to adjustment under Article
9). Such Nonstatutory Option shall be granted on the date when such Outside Director first joins the Board of Directors and shall become exercisable ratably over a four year period.

                  (iii) Upon the conclusion of each regular annual meeting of the Company's stockholders, each Outside Director who will continue serving as a member of the Board of Directors thereafter shall receive a Nonstatutory Option covering 1,000 Shares (subject to adjustment under Article 9), except that such Nonstatutory Option shall not be granted in the calendar year in which the same Outside Director received the Nonstatutory Option described in Paragraph (ii) above. Nonstatutory Options granted under this Paragraph (iii) shall become exercisable in full on the first anniversary of the date of grant.

                  (iv) All Nonstatutory Options granted to an Outside Director under this Subsection (b) shall also become exercisable in full in the event of the termination of such Outside Director's service because of death, total and permanent disability or voluntary retirement at or after age 65.

                  (v) The Exercise Price under all Nonstatutory Options granted to an Outside Director under this Subsection (b) shall be equal to 100 percent of the Fair Market Value of a Share on the date of grant, payable in one of the forms described in Subsection (a), (b), (c) or (d) of Section 8.

                  (vi) All Nonstatutory Options granted to an Outside Director under this Subsection (b) shall terminate on the earliest of (A) the 10th anniversary of the date of grant, (B) the date three months after the termination of such Outside Director's service for any reason other than death or total and permanent disability or (C) the date 12 months after the termination of such Outside Director's service because of death or total and permanent disability.

The Committee may provide that the Nonstatutory Options that otherwise would be granted to an Outside Director under this Subsection (b) shall instead be granted to an affiliate of such Outside Director. Such affiliate shall then be deemed to be an Outside Director for purposes of the Plan, provided that the service-related vesting and termination provisions pertaining to the Nonstatutory Options shall be applied with regard to the service of the Outside Director.

         (c) TEN PERCENT STOCKHOLDERS. An Employee who owns more than 10 percent of the total combined voting power of all classes of outstanding stock of the Company or any of its Subsidiaries shall not be eligible for the grant of an ISO unless (i) the Exercise Price is at least 110 percent of the Fair Market Value of a Share on the date of grant and (ii) such ISO by its terms is not exercisable after the expiration of five years from the date of grant.

         (d) ATTRIBUTION RULES. For purposes of Subsection (c) above, in determining stock ownership, an Employee shall be deemed to own the stock owned, directly or indirectly, by or for such Employee's brothers, sisters, spouse, ancestors and lineal descendants. Stock owned, directly or indirectly, by or for a corporation, partnership, estate or trust shall be deemed to be owned proportionately by or for its stockholders, partners or beneficiaries. Stock with respect to which such Employee holds an option shall not be counted.

         (e) OUTSTANDING STOCK. For purposes of Subsection (c) above, "outstanding stock" shall include all stock actually issued and outstanding immediately after the grant. "Outstanding stock" shall not include shares authorized for issuance under outstanding options held by the Employee or by any other person.

SECTION 5.  STOCK SUBJECT TO PLAN.

         (a) BASIC LIMITATION. Shares offered under the Plan shall be authorized but unissued Shares or treasury Shares. The aggregate number of Shares which may be issued under the Plan (upon exercise of Options or other rights to acquire Shares) shall not exceed 2,000,000 Shares, subject to adjustment pursuant to
Section 9. The number of Shares which are subject to Options or other rights outstanding at any time under the Plan shall not exceed the number of Shares which then remain available for issuance under the Plan. The Company, during the term of the Plan, shall at all times reserve and keep available sufficient Shares to satisfy the requirements of the Plan.

         (b) ADDITIONAL SHARES. In the event that any outstanding Option or other right for any reason expires or is canceled or otherwise terminated, the Shares allocable to the unexercised portion of such Option or other right shall again be available for the purposes of the Plan. In the event that Shares issued under the Plan are reacquired by the Company pursuant to a forfeiture provision, a right of repurchase or a right of first refusal, such Shares shall again be available for the purposes of the Plan.

SECTION 6.  TERMS AND CONDITIONS OF AWARDS OR SALES.

         (a) AGREEMENTS. Each award or sale of Shares under Section 6 of the Plan (other than upon exercise of an Option) shall be evidenced by a Stock Purchase or Stock Award Agreement between the Offeree and the Company. Such award or sale shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions which are not inconsistent with the Plan and which the Committee deems appropriate for inclusion in a Stock Purchase or Stock Award Agreement. The provisions of the various Stock Purchase or Stock Award Agreements entered into under Section 6 of the Plan need not be identical.

         (b) DURATION OF OFFERS AND NONTRANSFERABILITY OF RIGHTS. Any right to directly acquire Shares under the Plan shall automatically expire if not exercised by the Offeree within 30 days after the grant of such right was communicated to the Offeree by the Committee. Such right shall not be transferable and shall be exercisable only by the Offeree to whom such right was granted.

         (c) PURCHASE/AWARD PRICE. The Purchase Price of Shares to be offered under Section 6 of the Plan shall not be less than 85 percent of the Fair Market Value of such Shares and the Award Price for Shares awarded under Section 6 of the Plan shall be the Fair Market Value of such Shares. Subject to the preceding sentence, the Purchase/Award Price shall be determined by the Committee at its sole discretion. The Purchase Price shall be payable in a form described in
Section 8.

         (d) WITHHOLDING TAXES. As a condition to the award, sale or vesting of Shares, the Offeree shall make such arrangements as the Committee may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that arise in connection with such Shares. The Committee may permit the Offeree to satisfy all or part of his or her tax obligations related to such Shares by having the Company withhold a portion of any Shares that otherwise would be issued to him or her or by surrendering any Shares that previously were acquired by him or her. The Shares withheld or surrendered shall be valued at their Fair Market Value on the date when taxes otherwise would be withheld in cash. The payment of taxes by assigning Shares to the Company, if permitted by the Committee, shall be subject to such restrictions as the Committee may impose, including any restrictions required by rules of the Securities and Exchange Commission.

         (e) RESTRICTIONS ON TRANSFER OF SHARES. Any Shares awarded or sold under Section 6 of the Plan shall be subject to such special forfeiture conditions, rights of repurchase, rights of first refusal and other transfer restrictions as the Committee may determine. Such restrictions shall be set forth in the applicable Stock Purchase or Stock Award Agreement and shall apply in addition to any general restrictions that may apply to all holders of Shares.

SECTION 7.  TERMS AND CONDITIONS OF OPTIONS.

         (a) STOCK OPTION AGREEMENT. Each grant of an Option under the Plan shall be evidenced by a Stock Option Agreement between the Optionee and the Company. Such Option shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions which are not inconsistent with the Plan and which the Committee deems appropriate for inclusion in a Stock Option Agreement. The provisions of the various Stock Option Agreements entered into under Section 6 of the Plan need not be identical.

         (b) NUMBER OF SHARES. Each Stock Option Agreement shall specify the number of Shares that are subject to the Option and shall provide for the adjustment of such number in accordance with Section 9. Options granted to any Optionee in a single calendar year shall in no event cover more than 300,000 Shares, subject to adjustment in accordance with Section 9. The Stock Option Agreement shall also specify whether the Option is an ISO or a Nonstatutory Option.

         (c) EXERCISE PRICE. Each Stock Option Agreement shall specify the Exercise Price. The Exercise Price of an ISO shall not be less than 100 percent of the Fair Market Value of a Share on the date of grant, except as otherwise provided in Section 4(c). The Exercise Price of a Nonstatutory Option shall not be less than 85 percent of the Fair Market Value of a Share on the date of grant. Subject to the preceding two sentences, the Exercise Price under any Option shall be determined by the Committee at its sole discretion. The Exercise Price shall be payable in a form described in Section 8.

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

         (d) WITHHOLDING TAXES. As a condition to the exercise of an Option, the Optionee shall make such arrangements as the Committee may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that arise in connection with such exercise. The Optionee shall also make such arrangements as the Committee may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in connection with the disposition of Shares acquired by exercising an Option. The Committee may permit the Optionee to satisfy all or part of his or her tax obligations related to the Option by having the Company withhold a portion of any Shares that otherwise would be issued to him or her or by surrendering any Shares that previously were acquired by him or her. Such Shares shall be valued at their Fair Market Value on the date when taxes otherwise would be withheld in cash. The payment of taxes by assigning Shares to the Company, if permitted by the Committee, shall be subject to such restrictions as the Committee may impose, including any restrictions required by rules of the Securities and Exchange Commission.

         (e) EXERCISABILITY AND TERM. Each Stock Option Agreement shall specify the date when all or any installment of the Option is to become exercisable. The vesting of any Option shall be determined by the Committee at its sole discretion. A Stock Option Agreement may provide for accelerated exercisability in the event of the Optionee's death, total and permanent disability or retirement or other events. The Stock Option Agreement shall also specify the term of the Option. The term shall not exceed 10 years from the date of grant, except as otherwise provided in Section 4(c). Subject to the preceding sentence, the Committee at its sole discretion shall determine when an Option is to expire.

         (f) NONTRANSFERABILITY. During an Optionee's lifetime, such Optionee's Option(s) shall be exercisable only by him or her and shall not be transferable, unless permitted by the Stock Option Agreement. In the event of an Optionee's death, such Optionee's Option(s) shall not be transferable other than by will, by a beneficiary designation executed by the Optionee and delivered to the Company, or by the laws of descent and distribution.

         (g) TERMINATION OF SERVICE (EXCEPT BY DEATH). If an Optionee's service terminates for any reason other than the Optionee's death, then such Optionee's Option(s) shall expire on the earliest of the following occasions:

                  (i)      The expiration date determined pursuant to Subsection
                           (e) above;

                  (ii) The date 90 days after the termination of the Optionee's service for any reason other than total and permanent disability; or

                  (iii) The date six months after the termination of the Optionee's service by reason of total and permanent disability.

The Optionee may exercise all or part of his or her Option(s) at any time before the expiration of such Option(s) under the preceding sentence, but only to the extent that such Option(s) had become exercisable before the Optionee's service terminated or became exercisable as a result of the termination. The balance of such Option(s) shall lapse when the Optionee's service terminates. In the event

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

that the Optionee dies after the termination of the Optionee's service but before the expiration of the Optionee's Option(s), all or part of such Option(s) may be exercised (prior to expiration) by his or her designated beneficiary (if applicable), by the executors or administrators of the Optionee's estate or by any person who has acquired such Option(s) directly from the Optionee by bequest or inheritance, but only to the extent that such Option(s) had become exercisable before the Optionee's Service terminated or became exercisable as a result of the termination.

         (h) LEAVES OF ABSENCE. For purposes of Subsection (g) above, service shall be deemed to continue while the Optionee is on military leave, sick leave or other bona fide leave of absence (as determined by the Committee). The foregoing notwithstanding, in the case of an ISO granted under Section 7 of the Plan, service shall not be deemed to continue beyond the first 90 days of such leave, unless the Optionee's reemployment rights are guaranteed by statute or by contract.

         (i) DEATH OF OPTIONEE. If an Optionee dies while he or she is in service with the Company or a Subsidiary, then such Optionee's Option(s) shall expire on the earlier of the following dates:

                  (i)      The expiration date determined pursuant to Subsection
                           (e) above; or

                  (ii)     The date six months after the Optionee's death.

All or part of the Optionee's Option(s) may be exercised at any time before the expiration of such Option(s) under the preceding sentence by his or her designated beneficiary (if applicable), by the executors or administrators of the Optionee's estate or by any person who has acquired such Option(s) directly from the Optionee by bequest or inheritance, but only to the extent that such Option(s) had become exercisable before the Optionee's death or became exercisable as a result of the Optionee's death. The balance of such Option(s) shall lapse when the Optionee dies.

         (j) NO RIGHTS AS A STOCKHOLDER. An Optionee, or a transferee of an Optionee, shall have no rights as a stockholder with respect to any Shares covered by his or her Option until the date of the issuance of a stock certificate for such Shares. No adjustments shall be made, except as provided in
Section 9.

         (k) MODIFICATION, EXTENSION AND RENEWAL OF OPTIONS. Within the limitations of the Plan, the Committee may modify, extend or renew outstanding Options or may accept the cancellation of outstanding Options (to the extent not previously exercised) in return for the grant of new Options at the same or a different price. The foregoing notwithstanding, no modification of an Option shall, without the consent of the Optionee, impair such Optionee's rights or increase his or her obligations under such Option.

         (l) RESTRICTIONS ON TRANSFER OF SHARES. Any Shares issued upon exercise of an Option shall be subject to such special forfeiture conditions, rights of repurchase, rights of first refusal and other transfer restrictions as the Committee may determine. Such restrictions shall be set forth in the applicable Stock Option Agreement and shall apply in addition to any general restrictions that may apply to all holders of Shares.

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

SECTION 8.  PAYMENT FOR SHARES.

         (a) GENERAL RULE. The entire Purchase Price or Exercise Price of
Shares issued under the Plan shall be payable in lawful money of the United States of America at the time when such Shares are purchased, except as follows:

                  (i) In the case of Shares sold under the terms of a Stock Purchase Agreement subject to the Plan, payment shall be made only pursuant to the express provisions of such Stock Purchase Agreement. However, the Committee (at its sole discretion) may specify in the Stock Purchase Agreement that payment may be made in one or all of the forms described in Subsections (e), (f) and (g) below.

                  (ii) In the case of an ISO granted under the Plan, payment shall be made only pursuant to the express provisions of the applicable Stock Option Agreement. However, the Committee (at its sole discretion) may specify in the Stock Option Agreement that payment may be made pursuant to Subsections (b),
(c), (d), (f) or (g) below.

                  (iii) In the case of a Nonstatutory Option granted under the Plan, the Committee (at its sole discretion) may accept payment pursuant to Subsections (b), (c), (d), (f) or (g) below.

         (b) SURRENDER OF STOCK. To the extent that this Subsection (b) is applicable, payment may be made all or in part with Shares which have already been owned by the Optionee or his or her representative for more than 12 months and which are surrendered to the Company in good form for transfer, Such Shares shall be valued at their Fair Market Value on the date when the new Shares are purchased under the Plan.

         (c) EXERCISE/SALE. To the extent that this Subsection (c) is applicable, payment may be made by the delivery (on a form prescribed by the Company) of an irrevocable direction to a securities broker approved by the Company to sell Shares and to deliver all or part of the sales proceeds to the Company in payment of all or part of the Exercise Price and any withholding taxes.

         (d) EXERCISE/PLEDGE. To the extent that this Subsection (d) is applicable, payment may be made by the delivery (on a form prescribed by the Company) of an irrevocable direction to pledge Shares to a securities broker or lender approved by the Company, as security for a loan, and to deliver all or part of the loan proceeds to the Company in payment of all or part of the Exercise Price and any withholding taxes.

         (e) SERVICES RENDERED. To the extent that this Subsection (e) is applicable, Shares may be awarded under the Plan in consideration of services actually rendered to the Company or a Subsidiary prior to the award. If Shares are awarded without the payment of a Purchase Price in cash, the Committee shall make a determination (at the time of the award) of the value of the services rendered by the Offeree and the sufficiency of the consideration to meet the requirements of Section 6(c).

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

         (f) PROMISSORY NOTE. To the extent that this Subsection (f) is applicable, a portion of the Purchase Price or Exercise Price, as the case may be, of Shares issued under the Plan maybe payable by a full-recourse promissory note, provided that (i) the par value of such Shares must be paid in lawful money of the United States of America at the time when such Shares are purchased, (ii) the Shares are security for payment of the principal amount of the promissory note and interest thereon and (iii) the interest rate payable under the terms of the promissory note shall be no less than the minimum rate (if any) required to avoid the imputation of additional interest under the Code. Subject to the foregoing, the Committee (at its sole discretion) shall specify the term, interest rate, amortization requirements (if any) and other provisions of such note.

         (g) OTHER FORMS OF PAYMENT. To the extent that this Subsection (g) is applicable, payment may be made in any other form approved by the Committee, consistent with applicable laws, regulations and rules.

SECTION 9.  ADJUSTMENT OF SHARES.

         (a) GENERAL. In the event of a subdivision of the outstanding
Stock, a declaration of a dividend payable in Shares, a declaration of a dividend payable in a form other than Shares in an amount that has a material effect on the value of Shares, a combination or consolidation of the outstanding Stock (by reclassification or otherwise) into a lesser number of Shares, a recapitalization, a spin-off or a similar occurrence, the Committee shall make appropriate adjustments in one or more of (i) the number of Shares available for future grants under Section 5, (ii) the number of Nonstatutory Options to be granted to Outside Directors under Section 4(b), (iii) the number of Shares covered by each outstanding Option or (iv) the Exercise Price under each outstanding Option.

         (b) REORGANIZATIONS. In the event that the Company is a party to a merger or other reorganization, outstanding Options shall be subject to the agreement of merger or reorganization. Such agreement may provide, without limitation, for the assumption of outstanding Options by the surviving corporation or its parent, for their continuation by the Company (if the Company is a surviving corporation), for payment of a cash settlement equal to the difference between the amount to be paid for one Share under such agreement and the Exercise Price, or for the acceleration of their exercisability followed by the cancellation of Options not exercised, in all cases without the Optionees' consent. Any cancellation shall not occur until after such acceleration is effective and Optionees have been notified of such acceleration. In the case of Options that have been outstanding for less than 12 months, a cancellation need not be preceded by acceleration.

         (c) RESERVATION OF' RIGHTS. Except as provided in this Section 9, an Optionee or Offeree shall have no rights by reason of any subdivision or consolidation of shares of stock of any class, the payment of any dividend or any other increase or decrease in the number of shares of stock of any class. Any issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to; the number or Exercise Price of Shares subject to an Option. The grant of an Option pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, to merge or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

SECTION 10.  SECURITIES LAWS.

         Shares shall not be issued under the Plan unless the issuance and delivery of such Shares complies with (or is exempt from) all applicable requirements of law, including (without limitation) the Securities Act of 1933, as amended, the rules and regulations promulgated thereunder, applicable state securities laws and regulations, and the regulations of any stock exchange on which the Company's securities may then be listed.

SECTION 11.  NO RETENTION RIGHTS.

         Neither the Plan nor any Option shall be deemed to give any individual a right to remain an employee, consultant or director of the Company or a Subsidiary. The Company and its Subsidiaries reserve the right to terminate the service of any employee, consultant or director at any time, with or without cause, subject to applicable laws, the Company's articles of incorporation and by-laws and a written employment agreement (if any).

SECTION 12.  DURATION AND AMENDMENTS.

         (a) TERM OF THE PLAN. The Plan, as set forth herein, shall become effective as of May 1, 2000. The Plan shall terminate automatically 10 years after its initial adoption by the Board of Directors on May 1, 2010, and may be terminated on any earlier date pursuant to Subsection (b) below.

         (b) RIGHT TO AMEND OR TERMINATE THE PLAN. The Board of Directors may, subject to applicable law, amend, suspend or terminate the Plan at any time and for any reason. An amendment to the Plan shall require stockholder approval only to the extent required by applicable law.

         (c) EFFECT OF AMENDMENT OR TERMINATION. No Shares shall be issued or sold under the Plan after the termination thereof, except upon exercise of an Option granted prior to such termination. The termination of the Plan, or any amendment thereto shall not affect any Share previously issued or any Option previously granted under the Plan.

SECTION 13.  EXECUTION.

         To record the adoption of the Plan by the Board of Directors on April 18, 2000, the Company has caused its authorized officer to execute the same.

                                   SONIC JET PERFORMANCE, INC.



                                   By    /S/ ALAN L. WEAVER
                                         ------------------
                                   Its:  President and Chief Executive Officer


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